EXHIBIT 99.1

Macrovision Corporation 2830 De La Cruz Blvd. Santa Clara, CA 95050 (408) 562-8400 Main (408) 567-1800 Fax

FOR IMMEDIATE RELEASE

MACROVISION CORPORATION REPORTS RECORD REVENUE AND CASH

PERFORMANCE

COMPANY’S REVIEW OF STOCK OPTION PRACTICES WITH U.S.

ATTORNEY’S OFFICE AND SEC COMPLETED

SANTA CLARA, Calif. (BUSINESS WIRE)—February 13, 2007—Macrovision Corporation (NASDAQ: MVSN) announced today record fourth quarter revenues of $74.1 million compared to $61.0 million for the fourth quarter of 2005. US GAAP net income was $16.6 million compared to $4.5 million for the fourth quarter of 2005. Diluted GAAP earnings per share for the quarter were $0.31, compared to $0.09 for the fourth quarter of 2005.

Non-GAAP net income was $22.6 million, compared to $18.5 million in the fourth quarter of 2005. Non-GAAP diluted earnings per share were $0.43, compared to $0.36 in the same quarter of 2005. Fourth quarter revenue, non-GAAP net income and non-GAAP diluted earnings per share were all record numbers for any quarter. Non-GAAP net income excludes non-cash and one-time items such as amortization of intangibles from acquisitions, impairment on investments, equity-based compensation charges, in process research and development charges, and restructuring charges, as applicable. A reconciliation between net income on a GAAP and non-GAAP basis is provided in tables below.

The Company generated $29.7 million of cash from operations in the fourth quarter compared to $19.3 million of cash from operations in the fourth quarter of 2005. The Company’s liquid cash and investments at the end of the fourth quarter were $438.7 million.

“As we did throughout each quarter of 2006, we successfully executed Q4 and are pleased with the results. We delivered against our estimates and are confident in our ability to deliver again in 2007,” said Fred Amoroso, President and CEO of Macrovision. “In addition, we further implemented our strategy of helping to protect, enhance and distribute various forms of content across different channels to different devices by acquiring Mediabolic, a leading provider of software solutions for connected consumer electronics devices such as televisions, set-top boxes and digital video recorders, which closed effective January 1, 2007.”

“We are pleased with our record results in the fourth quarter and in 2006. Our outlook for 2007 is that our revenue will fall between $280 million and $290 million and that our diluted non-GAAP earnings per share will range between $1.22 and $1.30,” added James Budge, Chief Financial Officer. “In the first quarter of

2007, we expect revenue between $63 million and $66 million and diluted non-GAAP earnings per share within the range between $0.20 and $0.24. Finally, we are pleased to announce that the US Attorney’s Office has withdrawn its subpoena issued to us in connection with its review of our stock option practices. With the Securities and Exchange Commission having already notified us that it terminated its investigation into the matter without recommending that enforcement action be taken, we believe our work on the matter with these agencies is now completed.”

GAAP to Non-GAAP Reconciliation

Macrovision provides non-GAAP financial information to assist investors in assessing its current and future operations in the way that Macrovision’s management evaluates those operations. Non-GAAP net income and non-GAAP diluted earnings per share are supplemental measures of Macrovision’s performance that are not required by, and are not presented in accordance with, GAAP. The non-GAAP information does not substitute for any performance measure derived in accordance with GAAP. Macrovision believes that this non-GAAP information provides useful information to investors by excluding the effect of some non-cash expenses that are required to be recorded under GAAP but that Macrovision believes are not indicative of Macrovision’s core operating results, or that are expected to be incurred over a limited period of time.

Macrovision’s management evaluates and makes operating decisions about its business operations primarily based on revenue and the core costs of those business operations. Management does not consider as “core costs” and therefore does not use the amortization of intangibles from acquisitions, impairment on investments, and equity-based compensation charges when making business decisions. Therefore, management presents non-GAAP financial measures, along with GAAP measures, in this earnings release by excluding these items and other significant unusual items from the period expenses. The income statement line items involved in the adjustment from GAAP to non-GAAP presentation in this earnings release are amortization of intangibles; and the following items that include equity-based compensation charges: (1) cost of revenues; (2) operating expenses, research and development; (3) operating expenses, selling and marketing; and (4) operating expenses, general and administrative. These items in turn affect (1) total cost of revenues; (2) total costs and expenses; (3) operating income; (4) income before income taxes; (5) provision for income taxes; (6) net income; (7) diluted shares for EPS; (8) basic earnings per share and (9) diluted earnings per share. To determine its non-GAAP provision for income taxes, Macrovision recalculates tax based on non-GAAP income before income taxes and adjusts accordingly.

For each such non-GAAP financial measure, the adjustment provides management with information about Macrovision’s underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, since Macrovision does not acquire businesses on a predictable cycle, management excludes amortization of intangibles from acquisitions in order to make more consistent and meaningful evaluations of Macrovision’s operating expenses. Management also excludes the effect of impairments on investments for the same reason. Management excludes the impact of equity-based compensation to help it compare current period operating expenses against the operating expenses for prior periods and to eliminate the effects of this non-cash item, which, because it is based upon estimates on the grant dates may bear little resemblance to the actual values realized upon the future exercise, expiration, termination or forfeiture of the stock-based compensation, and which, as it relates to stock options and stock purchase plan shares, is required for GAAP purposes to be estimated under valuation models, including the Black-Scholes model used by Macrovision. Management uses these measures to help it make budgeting decisions between those expenses that affect operating expenses and operating margin (such as research and development, sales and marketing, and general and administrative expenses), and those expenses that affect cost of revenue and gross margin. Further, the availability of non-GAAP financial information helps management track actual performance relative to financial targets. Making this non-GAAP financial information available to investors, in addition to the GAAP information, also helps investors compare Macrovision’s performance with the performance of other companies in our industry, which use similar financial measures to supplement their GAAP financial information.

Management recognizes that the use of these non-GAAP measures has limitations, including the fact that management must exercise judgment in determining which types of charges should be excluded from the non-GAAP financial information. Because other companies, including companies similar to Macrovision, may calculate their non-GAAP earnings differently than Macrovision, non-GAAP measures may have limited usefulness in comparing companies. Management believes, however, that providing this non-GAAP financial information, in addition to the GAAP information, facilitates consistent comparison of Macrovision’s financial performance over time. Macrovision has provided non-GAAP results to the investment community, not as an alternative but as an important supplement to GAAP information, to enable investors to evaluate Macrovision’s core operating performance in the same way that management does. The tables below present the differences between non-GAAP earnings and GAAP net income on an absolute and per share basis.

Dial-in Information

Macrovision will hold an investor conference call on February 13, 2007, at 5:00 p.m. ET. Investors and analysts interested in participating in the conference are welcome to call 800-218-0204 (or international +1 303-262-2075) and reference the Macrovision call.

The conference call can also be accessed via live Webcast at www.macrovision.com or www.fulldisclosure.com (or www.streetevents.com for subscribers) on February 13, 2007 at 5:00 p.m. ET. The on-demand audio Webcast of Macrovision’s earnings conference call can be accessed approximately 1-2 hours after the live Webcast ends.

Investors and analysts interested in listening to a recorded replay of the conference are welcome to call 800-405-2236 (or international +1 303-590-3000) and enter passcode 11082287#. Access to the replay is available through February 14, 2007.

About Macrovision

Macrovision provides distribution, commerce and consumption solutions for software, entertainment and information content to the home video, PC games, music, cable/satellite, consumer software, enterprise software and information publishing industries. Macrovision holds a total of more than 250 issued or pending United States patents and more than 1,200 issued or pending international patents, and continues to increase its patent portfolio with new and innovative technologies in related fields. Macrovision is headquartered in Santa Clara, California, U.S.A. with other offices across the United States and around the world. More information about Macrovision can be found at www.macrovision.com.

©Macrovision 2007. Macrovision is a registered trademark of Macrovision Corporation. All other brands and product names and trademarks are the registered property of their respective companies.

All statements contained herein, including the quotations attributed to Mr. Amoroso and Mr. Budge, as well as oral statements that may be made by the Company or by officers, directors or employees of the Company acting on the Company’s behalf, that are not statements of historical fact, including statements that use the words “will,” “believes,” “anticipates,” “estimates,” “expects,” “intends” or “looking to the future” or similar words that describe the Company’s or its management’s future plans, objectives, or goals, are “forward-looking statements” and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the Company’s forecast of future revenues and earnings and the business strategies and product plans of the Company.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Among the important factors that could cause results to differ materially are the following: the failure of markets for home video, consumer or enterprise software value management, or markets for the technological protection of copyrighted materials contained in such products, to continue, develop or expand, and the failure of the Company’s products to achieve or sustain market acceptance or to meet, or continue to meet, the changing demands of content or software providers. Other factors include those outlined in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2006, as amended, and such other documents as are filed with the Securities and Exchange Commission from time to time (available at www.sec.gov). These factors may not constitute all factors that could cause actual results to differ materially from those discussed in any forward-looking statement. The Company operates in a continually changing business environment and new factors emerge from time to time. The Company cannot predict such factors, nor can it assess the impact, if any, of such factors on the Company or its results. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. The Company assumes no obligation to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

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Investor Contact:

Julie Davey

Macrovision Corporation

+1 (408) 562-8464

MACROVISION CORPORATION

GAAP CONSOLIDATED STATEMENTS OF INCOME

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	Three Months Ended		Twelve Months Ended
	December 31, 2006	December 31, 2005	December 31, 2006	December 31, 2005
Revenues:
Licenses	$58,479	$49,884	$191,205	$166,345
Services	15,597	11,085	56,385	36,885

Total revenues	74,076	60,969	247,590	203,230

Cost of revenues:
License fees	2,679	1,640	10,447	5,937
Service fees (1)	9,516	5,382	31,999	17,608
Amortization of intangibles from acquisitions	3,092	3,137	12,975	10,986

Total cost of revenues	15,287	10,159	55,421	34,531

Gross profit	58,789	50,810	192,169	168,699

Operating expenses:
Research and development (1)	13,234	9,168	52,832	34,373
Selling and marketing (1)	18,343	16,367	68,512	56,065
General and administrative (1)	9,923	8,215	36,778	32,906
Restructuring charge	—	2,531	—	2,531
In-process research and development	—	—	—	500

Total operating expenses	41,500	36,281	158,122	126,375

Operating income	17,289	14,529	34,047	42,324

Impairment losses on investments	—	—	—	(5,822)
Gains on strategic investments	—	—	—	174
Interest and other income, net	2,858	1,699	9,258	4,927

Income before income taxes	20,147	16,228	43,305	41,603
Income taxes	3,549	11,738	10,262	19,488

Net income	$16,598	$4,490	$33,043	$22,115

Basic net earnings per share	$0.32	$0.09	$0.64	$0.44

Shares used in calculating basic net earnings per share	51,432	51,182	51,840	50,708

Diluted net earnings per share	$0.31	$0.09	$0.63	$0.43

Shares used in calculating diluted net earnings per share	52,978	51,526	52,731	51,373

(1) Equity-based compensation by category is as follows:
Cost of revenue	$534	$11	$1,899	$11
Research and development	$1,322	$38	$5,991	$38
Selling and marketing	$1,803	$132	$7,569	$132
General and administrative	$2,010	$40	$6,706	$40

MACROVISION CORPORATION

RECONCILIATION OF GAAP to NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	Three Months Ended		Twelve Months Ended
	December 31, 2006	December 31, 2005	December 31, 2006	December 31, 2005
GAAP Gross profit	$58,789	$50,810	$192,169	$168,699
Amortization of intangibles from acquisitions	3,296	3,421	13,908	11,958
Equity-based compensation	534	11	1,899	11

Non-GAAP Gross profit	$62,619	$54,242	$207,976	$180,668

GAAP Operating income	$17,289	$14,529	$34,047	$42,324
Amortization of intangibles from acquisitions	3,296	3,421	13,908	11,958
Equity-based compensation	5,669	221	22,165	221
In process research and development	—	—	—	500
Restructuring charge	—	2,531	—	2,531

Non-GAAP Operating income	$26,254	$20,702	$70,120	$57,534

GAAP Net income	$16,598	$4,490	$33,043	$22,115
Amortization of intangibles from acquisitions	3,296	3,421	13,908	11,958
Equity-based compensation	5,669	221	22,165	221
In-process research and development	—	—	—	500
Restructuring charge	—	2,531	—	2,531
Impairment charge, net of gains	—	—	—	5,648
Income tax effect of Non-GAAP adjustments	(2,936)	7,807	(7,201)	1,699

Non-GAAP Net income	$22,627	$18,470	$61,915	$44,672

GAAP Diluted EPS	$0.31	$0.09	$0.63	$0.43
Amortization of intangibles from acquisitions	0.06	0.07	0.26	0.23
Equity-based compensation	0.11	—	0.42	0.01
In-process research and development	—	—	—	0.01
Restructuring charge	—	0.05	—	0.05
Impairment charge, net of gains	—	—	—	0.11
Income tax effect of Non-GAAP adjustments	(0.05)	0.15	(0.14)	0.03

Non-GAAP Diluted EPS	$0.43	$0.36	$1.17	$0.87

Shares used in calculating diluted net earnings per share	52,978	51,526	52,731	51,373

MACROVISION CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31, 2006	December 31, 2005
ASSETS
Cash and cash equivalents	159,666	135,625
Advance payments for acquisition	40,241	—
Short-term investments	121,559	99,039
Accounts receivable, net	66,723	45,254
Prepaid expenses and other assets	14,402	7,508

Total Current Assets	402,591	287,426
Property and equipment, net	21,818	13,398
Long-term marketable investment securities	175,165	15,040
Restricted cash and investments	12,000	12,000
Goodwill	136,049	107,329
Other intangibles from acquisitions, net	25,368	32,755
Deferred tax assets	28,730	18,895
Patents and other assets	17,894	11,082

TOTAL ASSETS	819,615	497,925

LIABILITIES
Accounts payable	4,378	5,380
Accrued expenses	73,325	40,174
Deferred revenue	33,831	23,262

Total Current Liabilities	111,534	68,816
Convertible senior notes	240,000	—
Other liabilities	3,559	959

TOTAL LIABILITIES	355,093	69,775

STOCKHOLDERS’ EQUITY	464,522	428,150

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	819,615	497,925